SUPPLEMENT TO THE

FIDELITY® ARIZONA MUNICIPAL MONEY MARKET FUND
AND
SPARTAN ARIZONA MUNICIPAL INCOME FUND

October 21, 2002

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Distributions and Taxes" section on page 30.

Generally, each fund purchases municipal securities whose interest, in the opinion of the issuer's bond counsel, is free from federal income tax. FMR does not guarantee that this opinion is correct and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable retroactive to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal and state tax treatment of the structure.

AZI/SPZB-02-02 October 30, 2002
1.713596.112